UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                  -------------

                                    Form 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reportedly): January 25, 2005


                              OCEAN BIO-CHEM, INC.
               (Exact name of registrant as specified in charter)

    Florida                    2-70197                          59-1564329
(State  or  Other     (Commission File Number)                (I.R.S.Employer
Jurisdiction  of                                             Identification No.)
Incorporation)

               4041 S.W. 47 Avenue, Fort Lauderdale, Florida 33314
                (Address of principal executive office Zip Code)

                                 (954) 587-6280
                         Registrant's telephone number,
                              including area code:

                                 Not Applicable
          (Former name or former address, if changes since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written  communications  pursuant to Rule 425 under the  Securities Act
         (17 CFR 230.425)

     [ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 4.01 Changes In and Disagreement With Accountants on Accounting and Financial Disclosure

           N/A

Item 9.01  Financial Statements and Exhibits.

     16.1 Letter from Berkovits, Lago & Company, LLP, dated January 17, 2005 to the U.S. Securities and Exchange Commission relating to their reading and concurring with the COmpany's Form 8-K/A filed on January 12, 2005.

                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2005                      Ocean Bio-Chem, Inc.

                                            /s/ Peter G. Dornau
                                            ----------------------
                                            Peter G. Dornau
                                            Chairman of Board of Directors and
                                            Chief Executive Officer

EXHIBIT 16.1 Letter dated January 17, 2005 from Berkovits, Lago & Company, LLP to the United States Securities and Exchange Commission


                         BERKOVITS, LAGO & COMPANY, LLP
                  Certified Public Accountants and Consultants
                     8211 West Broward Boulevard, Suite 340
                            Plantation, Florida 33324


January 17, 2005

Securities and Exchange Commission
450 Fifth Street
Washington, D.C. 20549


Commissioners:

     We have read the comments made by Ocean Bio-Chem, Inc. (copy attached) which we understand will be filed with the Commission, pursuant to Item 4.01 of Form 8-K/A, as part of the Company's Form 8-K/A report dated January 12, 2005. We agree with the statements concerning our Firm in such Form 8-K/A.

Yours truly,

/s/ Berkovits, Lago & Company, LLP
----------------------------------
Berkovits, Lago & Company, LLP